Pensions and other postretirement benefits	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Pensions and other postretirement benefits	Pensions and other postretirement benefits
The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management employees, subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements, the Supplemental Executive Retirement Plan or the Defined Contribution Supplemental Executive Retirement Plan.

The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company's defined benefit plans. During the first quarter of 2025, one of CN's Canadian defined contribution pension plans was merged into the CN Pension Plan and did not result in a remeasurement of the funded status of that plan. Unless otherwise specified, the following descriptions relate solely to the defined benefit component of the CN Pension Plan.

Description of the CN Pension Plan
The CN Pension Plan is comprised of both a defined benefit component and a defined contribution component. The defined benefit component represents a contributory defined benefit plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company's pension trust funds (which includes the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

Funding policy
Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, the Pension Benefits Standards Act, 1985, including amendments and regulations thereto, and such contributions follow minimum and maximum thresholds as determined by actuarial valuations. Actuarial valuations are generally required on an annual basis for all Canadian defined benefit pension plans, or when deemed appropriate and as required by regulations by the Office of the Superintendent of Financial Institutions. These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. Actuarial valuations are also required annually for the Company's U.S. qualified defined benefit pension plans.
The Company's most recently filed actuarial valuations for funding purposes for its Canadian registered defined benefit pension plans conducted as at December 31, 2024 indicated a funding excess on a going concern basis of approximately $5.3 billion and a funding excess on a solvency basis of approximately $3.4 billion, calculated using the three-year average of the plans' hypothetical wind-up ratio in accordance with the Pension Benefit Standards Regulations, 1985. The federal pension legislation requires funding deficits, if any, to be paid over a number of years, as calculated under current pension regulations. Alternatively, a letter of credit can be subscribed to fulfill required solvency deficit payments.

Given the solvency ratio of certain Canadian registered defined benefit pension plans is above a specified threshold as at the last filed actuarial valuation, their next actuarial valuation for funding purposes would be required as at December 31, 2027, to be performed in 2028, although the valuation may be conducted earlier at the Company's discretion for those plans. Should the Company decide to use its discretion and file all valuations as at December 31, 2025 in 2026, they would be expected to identify a funding excess on a going concern basis of approximately $5.4 billion, while on a solvency basis a funding excess of approximately $4.2 billion is expected. Based on the anticipated results of these valuations, the CN Pension Plan is expected to remain fully funded and at a level such that the Company would continue to be prohibited from making contributions to the defined benefit component of the CN Pension Plan in 2026. As such, total cash contributions of approximately $60 million are expected to be made in 2026 for all pension plans other than the defined benefit component of the CN Pension Plan. As at February 4, 2026, the Company had contributed $2 million to its defined benefit pensions for 2026.

Plan assets
The assets of the Company's various Canadian defined benefit pension plans are primarily held in separate trust funds ("Trusts") which are diversified by asset type, geography, sector and investment strategy. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures (SIPP) which includes the plans' long-term target asset allocation ("Policy") and related benchmark indices. This Policy is based on the long-term expectations of the economy and financial market returns and considers the dynamics of the plans' pension benefit obligations. In 2025, the Policy was amended to implement a target asset allocation change to resource and royalties, infrastructure and the specialty portfolio since the latter was terminated effective January 1, 2025.

The CN Investment Division ("Investment Manager"), a division of the Company created to invest and administer the assets of the plan, can also implement an investment strategy ("Strategy") which can lead the plan's actual asset allocation to deviate from the Policy due to changing market risks and opportunities. The Pension Advisory Working Committee of the Board of Directors ("Committee") regularly compares the actual plan asset allocation to the Policy and Strategy and compares the actual performance of the Company's pension plan assets to the performance of the benchmark indices.

Actual asset allocation

		Actual plan asset allocation
Asset Categories	Policy	2025	2024
Cash and short-term investments	2%	1%	1%
Bonds	46%	48%	47%
Emerging market debt	2%	2%	2%
Private debt	3%	4%	5%
Equities	32%	35%	30%
Real estate	4%	3%	3%
Resource and royalties	6%	8%	7%
Infrastructure	5%	3%	4%
Specialty portfolio	—%	—%	2%
Absolute return	12%	15%	15%
Funding	(12%)	(19%)	(16%)
Total	100%	100%	100%

The Committee's approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies, hedge and adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the Company's pension plans consist mainly of the following:
•Cash and short-term investments consist of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments as well as anticipated cash requirements needed to support derivative instruments or any other contractual commitment. Short-term investments are mainly obligations issued by Canadian chartered banks and by Canadian governments.
•Bonds include bond instruments, issued or guaranteed by governments and non-government entities, and asset-backed securities. As at December 31, 2025, 74% (2024 - 74%) of bonds were issued or guaranteed by Canadian, U.S. or other governments.
•Emerging market debt consists of units of co-mingled funds or in separate accounts managed by external managers whose mandate is to invest in debt instruments of emerging market countries.
•Private debt includes participations in private debt securities and funds focused on generating steady yields.
•Equity investments include publicly traded securities diversified by industry sector, geography and issuer and investments in private equity funds. As at December 31, 2025, the most significant allocation to an individual issuer of a publicly traded security was 7% (2024 - 8%) and the most significant allocation to an industry sector was 30% (2024 - 26%).
•Real estate is a diversified portfolio of Canadian land and commercial properties and investments in global real estate private equity funds.
•Resource and royalties investments include petroleum, natural gas and mineral properties and listed and non-listed securities of resource and energy transition companies.
•Infrastructure investments include participations in private infrastructure funds.
•Specialty portfolio consists of mainly private equities and private debt investments. Effective January 1, 2025, the specialty portfolio strategy was terminated.
•Absolute return investments are primarily a portfolio of units of externally managed hedge funds, which are invested in various long/short and derivatives strategies within multi-strategy, fixed income, commodity, equity, global macro funds and downside protection. Managers are monitored on a continuous basis through investment and operational due diligence.
•Funding has been added to reflect the mandate permitted by the Policy and how the assets are currently managed. Consequently, the 2024 figures in the actual plan asset allocation have been reclassified to conform to the current year’s presentation. Funding can include derivatives, a certain level of financing associated with securities sold under repurchase agreements, and other operating assets that form part of the Plan's net asset position used in assessing funding requirements. In 2025, there was a decrease in the use of derivative instruments offset by an increased use of securities sold under repurchase agreements. While Funding at the end of 2025 exceeded the negative 12% limit set in the Policy, it remains within permitted deviations.

The plans' Investment Manager monitors market events and risk exposures to foreign currencies, interest rates, market risks, credit risks and liquidity risks daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged. As at December 31, 2025, net of the adjusted or hedged amount, the plans were 62% (2024 - 59%) exposed to the Canadian dollar, 27% (2024 - 27%) to the US dollar, 6% (2024 - 8%) to European currencies, 1% (2024 - 1%) to the Japanese Yen and 4% (2024 - 5%) to various other currencies. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the interest-bearing assets and liabilities of the plans. Derivatives are contractual agreements whose value is derived from interest rates, foreign currencies, commodities, or equities, among other fluctuating inputs and factors. They may include forwards, futures, options and swaps. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. To manage counterparty credit risk, established policies require dealing with counterparties considered to be of high credit quality. Adequate liquidity is maintained to cover cash flows by monitoring factors such as fair value, collateral pledged and received, repurchase agreements and securities lending agreements.

Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company's main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company's results of operations.
Fair value of plan assets by asset class

	Fair value measurements at December 31, 2025
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$158	$46	$112	$—	$—
Bonds (2)
Canada, U.S. and supranational	266	—	266	—	—
Provinces of Canada and municipalities	6,384	—	6,384	—	—
Corporate	2,308	—	2,308	—	—
Emerging market debt (3)	380	—	380	—	—
Private debt (4)	799	—	—	—	799
Public equities (5)
Canadian	287	287	—	—	—
U.S.	3,325	3,325	—	—	—
International	2,180	2,180	—	—	—
Private equities (6)	766	—	—	—	766
Real estate (7)	494	—	—	213	281
Resource and royalties (8)	1,399	411	—	988	—
Infrastructure (9)	521	—	—	—	521
Absolute return funds (10)
Multi-strategy	1,391	—	—	—	1,391
Fixed income	65	—	—	—	65
Equity	460	—	—	—	460
Global macro	859	—	—	—	859
Derivative assets (11)	102	10	92	—	—
Derivative liabilities (11)	(39)	—	(39)	—	—
Total investments	$22,105	$6,259	$9,503	$1,201	$5,142
Investment-related liabilities (12)	(3,619)
Other (13)	103
Total plan assets	$18,589

Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.
Footnotes to the tables follow on the following page.

	Fair value measurements at December 31, 2024
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$186	$61	$125	$—	$—
Bonds (2)
Canada, U.S. and supranational	76	—	76	—	—
Provinces of Canada and municipalities	6,337	—	6,337	—	—
Corporate	2,278	—	2,278	—	—
Emerging market debt (3)	380	—	380	—	—
Private debt (4)	950	—	—	—	950
Public equities (5)
Canadian	245	245	—	—	—
U.S.	2,581	2,581	—	—	—
International	2,334	2,334	—	—	—
Private equities (6)	738	—	—	—	738
Real estate (7)	519	—	—	238	281
Resource and royalties (8)	1,324	311	66	947	—
Infrastructure (9)	653	—	—	—	653
Absolute return funds (10)
Multi-strategy	1,357	—	—	—	1,357
Fixed income	71	—	—	—	71
Equity	511	—	—	—	511
Global macro	858	—	—	—	858
Derivative assets (11)	87	12	75	—	—
Derivative liabilities (11)	(183)	—	(183)	—	—
Total investments	$21,302	$5,544	$9,154	$1,185	$5,419
Investment-related liabilities (12)	(2,960)
Other (13)	93
Total plan assets	$18,435

Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.
Footnotes to the tables follow on the following page.

Fair value of investments classified as Level 3

	Fair value measurements based on significant unobservable inputs (Level 3)
In millions	Real estate (7)	Resource and royalties (8)	Total
Balance at December 31, 2023	$252	$915	$1,167
Actual return relating to assets still held at the reporting date	7	53	60
Purchases	1	69	70
Sales	(6)	—	(6)
Disbursements	(16)	(90)	(106)
Balance at December 31, 2024	238	947	1,185
Actual return relating to assets still held at the reporting date	(17)	61	44
Purchases	—	138	138
Disbursements	(8)	(158)	(166)
Balance at December 31, 2025	$213	$988	$1,201

Footnotes to the tables follow on the following page.
(1)Cash and short-term investments with related accrued interest are valued at cost, which approximates fair value, and are categorized as Level 1 and Level 2 respectively.
(2)Bonds are valued using mid-market prices obtained from independent pricing data suppliers.
(3)Emerging market debt funds are valued based on the net asset value which is readily available and published by each fund's independent administrator.
(4)Private debt investments are valued based on the net asset value as reported by each fund's manager, generally based on the present value of future net cash flows using current market yields for comparable instruments. In 2025, $nil (2024 - $45 million) of private debt investments are included as part of the specialty portfolio strategy.
(5)The fair value of public equity investments is based on quoted prices in active markets.
(6)Private equity investments are valued based on the net asset value as reported by each fund's manager, generally using discounted cash flow analysis or earnings multiples. In 2025, $nil (2024 - $338 million) of private equity investments are included as part of the specialty portfolio strategy.
(7)The fair value of real estate investments categorized as Level 3 includes immovable properties. Land is valued based on the fair value of comparable assets, and income producing properties are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of all immovable properties are performed triennially on a rotational basis. The fair value of real estate investments categorized as NAV consists mainly of investments in real estate private equity funds and is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.
(8)Resource and royalties investments categorized as Level 1 are valued based on quoted prices in active markets. Almost all of the investments in resource and royalties categorized as Level 3 consist of operating resource and royalties properties and the fair value is based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. Estimated future net cash flows are based on forecasted oil, gas or other commodity prices and future projected annual production and costs.
(9)The fair value of infrastructure funds categorized as NAV is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.
(10)Absolute return investments are valued using the net asset value as reported by each fund's independent administrator. All absolute return investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days.
(11)Derivative assets and liabilities are valued using quoted market prices when available and are categorized as Level 1, or based on valuation techniques using market data when quoted market prices are not available and are categorized as Level 2. Derivative financial instruments are now segregated by type rather than by asset category to reflect the instrument's primary underlying risk exposure. Consequently, the 2024 figures have also been reclassified to conform to the current year's presentation, including reclassifying derivative assets and liabilities as separate line items in the fair value of plan assets by asset class table above and removing the corresponding amounts from the related asset categories. The following table presents the fair value asset/unrealized gain or liability/unrealized loss positions and notional values as at December 31, 2025 and 2024:

	Year ended December 31, 2025			Year ended December 31, 2024
	Notional value (a)	Fair value		Notional value (a)	Fair value
In millions		Asset/unrealized gain	Liability/unrealized loss		Asset/unrealized gain	Liability/unrealized loss
Interest rate
Futures contracts	$259	$—	$—	$320	$—	$—
Bond forwards (b)	57	4	(5)	51	2	(2)
Bond swaps	464	1	(3)	353	11	(1)
Credit default swaps	552	—	(12)	288	—	(6)
Foreign exchange
Forward contracts	5,343	63	(3)	4,894	37	(139)
Futures contracts	—	—	—	30	—	—
Options purchased	299	6	(1)	286	9	—
Options written	81	—	(1)	196	—	(5)
Equity
Futures contracts	183	—	—	166	1	—
Options purchased	31	10	—	48	12	—
Options written	2	—	—	—	—	—
Swaps	1,430	16	(14)	2,062	14	(23)
Commodity
Futures contracts	3	—	—	—	—	—
Index swaps	195	2	—	144	1	(1)
Swaps	—	—	—	37	—	(6)
Total	$8,899	$102	$(39)	$8,875	$87	$(183)
(a) Notional value represents the contractual amount to which a rate or price is applied in order to calculate the exchange of cash flows under derivative contracts. Notional values are also the basis upon which the returns from, and the fair value of, the contracts is determined. It does not necessarily represent the future cash flows to be exchanged nor does it indicate the exposure to market or credit risks.
(b) Bond forwards include $154 million (2024 - $135 million) of notional value of bond forward short positions with $4 million of assets (2024 - $1 million) and $nil of liabilities (2024 - $nil).
(12)Investment-related liabilities include securities sold under repurchase agreements. The securities sold under repurchase agreements do not meet the conditions to be removed from the assets and are therefore maintained on the books with an offsetting liability recorded to represent the financing nature of this transaction. These agreements are recorded at cost which together with accrued interest approximates fair value due to their short-term nature.
(13)Other consists of operating assets of $170 million (2024 - $164 million) and liabilities of $67 million (2024 - $71 million) required to administer the Trusts' investment assets and the plans' benefits and funding activities. Such assets and liabilities are valued at cost and have not been assigned to a fair value category.
Obligations and funded status for defined benefit pension and other postretirement benefit plans

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2025	2024	2025	2024
Change in benefit obligation
Projected benefit obligation at beginning of year		$14,244	$14,755	$143	$145
Interest cost		604	669	6	7
Actuarial loss (gain) on projected benefit obligation (1)		(382)	(319)	(4)	(2)
Current service cost		80	91	1	1
Plan participants' contributions		59	63	—	—
Foreign currency changes		(12)	20	(2)	3
Benefit payments, settlements and transfers		(1,037)	(1,035)	(10)	(11)
Projected benefit obligation at the end of the year (2)		$13,556	$14,244	$134	$143
Component representing future salary increases		(47)	(71)	—	—
Accumulated benefit obligation at end of year		$13,509	$14,173	$134	$143
Change in plan assets
Fair value of plan assets at beginning of year		$18,435	$17,533	$—	$—
Net employer contributions (withdrawals) (3)		(8)	25	—	—
Plan participants' contributions		59	63	—	—
Foreign currency changes		(10)	15	—	—
Actual return on plan assets		1,150	1,834	—	—
Benefit payments, settlements and transfers		(1,037)	(1,035)	—	—
Fair value of plan assets at end of year (2)		$18,589	$18,435	$—	$—
Funded status - Excess (deficiency) of fair value of plan assets over projected benefit obligation at end of year		$5,033	$4,191	$(134)	$(143)
(1)The pensions' actuarial gain for the year ended December 31, 2025 was mostly due to a 23 basis point increase in the end of year discount rate. The pensions' actuarial gain for the year ended December 31, 2024 was mostly due to changes in certain demographic-related assumptions including mortality following an experience study conducted during the year.
(2)For the CN Pension Plan, as at December 31, 2025, the projected benefit obligation was $12,603 million (2024 - $13,241 million) and the fair value of plan assets was $17,815 million (2024 - $17,642 million). The measurement date of all plans is December 31.
(3)Withdrawals reflect transfers of assets to fund the Company's contributions related to the defined contribution component of the CN Pension Plan following the merger.

Amounts recognized in the Consolidated Balance Sheets

		Pensions		Other postretirement benefits
In millions	As at December 31,	2025	2024	2025	2024
Noncurrent assets - Pension asset		$5,362	$4,541	$—	$—
Current liabilities (Note 14)		—	—	(10)	(10)
Noncurrent liabilities - Pension and other postretirement benefits		(329)	(350)	(124)	(133)
Total amount recognized		$5,033	$4,191	$(134)	$(143)

Amounts recognized in Accumulated other comprehensive loss (Note 20)

		Pensions		Other postretirement benefits
In millions	As at December 31,	2025	2024	2025	2024
Net actuarial gain (loss)		$(1,589)	$(2,019)	$24	$26
Prior service credit (cost)		$—	$—	$11	$15

Information for defined benefit pension plans with an accumulated benefit obligation in excess of plan assets

		Pensions
In millions	As at December 31,	2025	2024
Accumulated benefit obligation (1)		$434	$456
Fair value of plan assets (1)		$104	$106
(1)    All of the Company's other postretirement benefit pension plans have an accumulated benefit obligation in excess of plan assets.
Information for defined benefit pension plans with a projected benefit obligation in excess of plan assets

		Pensions
In millions	As at December 31,	2025	2024
Projected benefit obligation		$434	$456
Fair value of plan assets		$104	$106

Components of net periodic benefit cost (income) for defined benefit pension and other postretirement benefit plans

		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2025	2024	2023	2025	2024	2023
Current service cost		$80	$91	$83	$1	$1	$1
Other components of net periodic benefit cost (income)
Interest cost		604	669	703	6	7	7
Expected return on plan assets		(1,160)	(1,182)	(1,186)	—	—	—
Amortization of prior service cost (credit)		—	—	—	(4)	(4)	(3)
Amortization of net actuarial loss (gain)		58	62	7	(6)	(6)	(7)
Total Other components of net periodic benefit cost (income)		$(498)	$(451)	$(476)	$(4)	$(3)	$(3)
Net periodic benefit cost (income)		$(418)	$(360)	$(393)	$(3)	$(2)	$(2)

Weighted-average assumptions used in accounting for defined benefit pension and other postretirement benefit plans

	Pensions			Other postretirement benefits
As at December 31,	2025	2024	2023	2025	2024	2023
To determine projected benefit obligation
Discount rate (1)	4.88%	4.65%	4.64%	4.95%	4.85%	4.71%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
To determine net periodic benefit cost (income)
Rate to determine current service cost (3)	4.80%	4.62%	5.25%	5.03%	4.73%	5.17%
Rate to determine interest cost (3)	4.30%	4.61%	5.21%	4.52%	4.68%	5.23%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
Expected return on plan assets (4)	7.10%	7.30%	7.60%	N/A	N/A	N/A
(1)    The Company's discount rate assumption, which is set annually at the end of each year, is determined by management with the aid of third-party actuaries. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. For the Canadian pension and other postretirement benefit plans, future expected benefit payments are discounted using spot rates based on a derived AA corporate bond yield curve for each maturity year.
(2)    The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)    The Company uses the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows at the relevant maturity.
(4)    The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the investment policy. For 2025, the Company used a long-term rate of return assumption of 7.10% on the market-related value of plan assets to compute net periodic benefit cost (income). The Company has elected to use a market-related value of assets whereby realized and unrealized gains/losses and appreciation/depreciation in the value of investments are recognized over a period of five years, while investment income is recognized immediately. The market-related value is also subject to a corridor approach to not exceed 110% or be less than 90% of the fair value and any amount causing the market-related value to be outside the 10% corridor is recognized immediately in the market-related value of assets. In 2026, the Company will maintain the expected long-term rate of return of 7.10% reflecting management's current view of long-term investment returns.
Expected future benefit payments

In millions	Pensions	Other postretirement benefits
2026	$1,032	$10
2027	$1,021	$10
2028	$1,008	$10
2029	$995	$10
2030	$983	$10
Years 2031 to 2035	$4,693	$45

Defined contribution and other plans
The Company maintains defined contribution pension plans for salaried employees as well as certain employees covered by collective bargaining agreements. Effective April 1, 2024, all non-unionized members impacted by the defined benefit plan freeze were transferred to the Company's defined contribution pension plans for their future service. The Company also maintains other plans including a Section 401(k) savings plan for U.S. based employees. The Company's contributions under these plans were expensed as incurred and, in 2025, amounted to $50 million (2024 - $44 million; 2023 - $26 million).

Contributions to multi-employer plan
Under collective bargaining agreements, the Company participates in a multi-employer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which provides certain postretirement health care benefits to certain retirees. The Company's contributions under this plan were expensed as incurred and amounted to $3 million in 2025 (2024 - $4 million; 2023 - $6 million). The annual contribution rate for the plan was $46.34 per month per active employee for 2025 (2024 - $67.05). The plan covered 128 retirees in 2025 (2024 - 148 retirees).